                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                          Date of Report: May 1, 2000

                               XTRA Corporation
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



Delaware                              1-7654                         06-0954158
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State of incorporation                (Commission                 (IRS Employer
of organization                       File Number)          Identification No.)

200 Nyala Farms Road, Westport, CT                                        06880
-------------------------------------------------------------------------------
(Address of principal executive offices)                               Zip Code


Registrant's telephone number including area code:  (203) 221-1005
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5 - Other Events:
----------------------


On April 27, 2000, XTRA Corporation issued a press release disclosing certain financial information for the second fiscal quarter ended March 31, 2000, which financial information is contained herein on pages 3-5.

                       XTRA CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED INCOME STATEMENTS
           (Millions of dollars, except per share and share amounts)
                                  (Unaudited)

                                                                 Three Months Ended       Six Months Ended
                                                                     March 31,                March 31,
                                                                -------------------      ------------------
                                                                  2000       1999         2000       1999
                                                                --------   --------      --------  --------
Revenues                                                           $ 115      $ 110         $ 242    $  232

Operating expenses
  Depreciation on rental equipment                                    38         38            75        76
  Rental equipment lease financing expense                             2          -             4         -
  Rental equipment operating expenses                                 27         27            55        53
  Selling and administrative expense                                  11         12            23        25
  Revenue equipment writedown                                          -         25             -        25
  Restructuring costs                                                  -         13             -        13
                                                                --------   --------      --------  --------
                                                                      78        115           157       192
                                                                --------   --------      --------  --------
    Operating income (loss)                                           37         (5)           85        40

Interest expense                                                      15         14            29        28
                                                                --------   --------      --------  --------

  Income (loss) before provision (benefit)
  for income taxes and unusual item                                   22        (19)           56        12

Unusual item: costs related to terminated merger                       -          -             -         1
                                                                --------   --------      --------  --------
     Pretax income (loss)                                             22        (19)           56        11

Provision (benefit) for income taxes                                   9         (8)           22         4
                                                                --------   --------      --------  --------
Net income (loss)                                                $    13    $   (11)       $   34    $    7
                                                                ========   ========      ========  ========

Basic earnings (loss) per common share                           $  1.12    $ (0.82)       $ 2.74    $ 0.46
Weighted average basic shares outstanding (in millions)             12.0       13.9          12.3      14.6

Diluted earnings (loss) per share                                $  1.12    $ (0.82)       $ 2.74    $ 0.46
Weighted average diluted shares outstanding (in millions)           12.0       13.9          12.3      14.6

                       XTRA CORPORATION AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Millions of dollars)


                                                 March 31,
                                                   2000       September 30,
                                                (Unaudited)        1999
                                                -----------   -------------
Assets

  Property and Equipment, net                     $ 1,415         $ 1,439

  Receivables, net                                    112             116

  Other Assets                                         24              18
                                                  -------         -------
    Total Assets                                  $ 1,551         $ 1,573
                                                  =======         =======


Liabilities and Stockholders' Equity

Liabilities

  Debt                                            $   808         $   852

  Deferred Income Taxes                               331             309

  Other Liabilities                                    70              75

Stockholders' Equity                                  342             337
                                                  -------         -------

    Total Liabilities and Stockholders' Equity    $ 1,551         $ 1,573
                                                  =======         =======

Net Debt Outstanding                              $   807         $   848
                                                  =======         =======

                       XTRA CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Millions of dollars)
                                  (Unaudited)

                                                    Six Months
                                                  Ended March 31,
                                                 2000          1999
                                                ------        ------
Cash Provided from Operations                    $159         $ 140


Cash Used for Investment Activities               (89)         (129)


Cash Used for Financing Activities                (29)          (90)
                                                ------        ------


(Increase)/Decrease in Net Debt Outstanding
    (Debt - Cash)                                $ 41         $ (79)
                                                ======        ======

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              XTRA CORPORATION
                                     -------------------------------------
                                                (Registrant)



Date:        May 1, 2000                   /s/ Michael J. Soja
      --------------------------     -------------------------------------
                                               Michael J. Soja
                                               Vice President and
                                               Chief Financial Officer